TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus and Summary Prospectus dated May 1, 2016, as supplemented and the

Currently Effective Statement of Additional Information dated May 1, 2016,

as amended and restated on July 1, 2016, as supplemented

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Transamerica BlackRock Global Allocation VP

Effective January 1, 2017, the following replaces the corresponding information in the Prospectus and Summary Prospectus for Transamerica BlackRock Global Allocation VP relating to BlackRock Investment Management, LLC under the section entitled “Management”. Transamerica Asset Management, Inc. continues to serve as the portfolio’s investment manager:

Management:

Investment Manager: Transamerica Asset Management, Inc.
Sub-Adviser: BlackRock Investment Management, LLC
Portfolio Managers:

Dennis Stattman, CFA	Portfolio Manager	since 2009
Dan Chamby, CFA	Portfolio Manager	since 2009
Russ Koesterich, CFA	Portfolio Manager	since 2017
David Clayton, CFA	Portfolio Manager	since 2017
Kent Hogshire, CFA	Portfolio Manager	since 2017

Effective January 1, 2017, the following replaces the information in the Prospectus for the portfolio relating to BlackRock Investment Management, LLC under the section entitled “Shareholder Information – Portfolio Manager(s)”:

Transamerica BlackRock Global Allocation VP

Name	Sub-Adviser	Positions Over Past Five Years
Dennis Stattman, CFA	BlackRock Investment Management, LLC

Managing Director; Head of the Global Allocation Team within BlackRock’s Multi-Asset Strategies Group; Member of the BlackRock Global Operating and Leadership Committees; Portfolio Manager of the portfolio since 2009; Portfolio Manager with BlackRock Investment Management, LLC since 1989

Dan Chamby, CFA	BlackRock Investment Management, LLC	Managing Director; Member of the Global Allocation Team within BlackRock’s Multi-Asset Strategies Group; Portfolio Manager of the portfolio since 2009; Portfolio Manager with BlackRock Investment Management, LLC since 2003; Research Analyst (1993-2003)

Russ Koesterich, CFA	BlackRock Investment Management, LLC	Managing Director; Member of the Global Allocation Team within BlackRock’s Multi-Asset Strategies Group; Portfolio Manager of the portfolio since 2017; Head of Asset Allocation of the portfolio (2016), Global Chief Investment Strategist with BlackRock Investment Management, LLC (2012-2016); Chief Investment Strategist with BlackRock Investment Management, LLC (2010-2012)

David Clayton, CFA	BlackRock Investment Management, LLC	Managing Director; Member of the Global Allocation Team within BlackRock’s Multi-Asset Strategies Group; Portfolio Manager of the portfolio since 2017; Senior Investor with BlackRock Investment Management, LLC (2010-2016)

Kent Hogshire, CFA	BlackRock Investment Management, LLC	Managing Director; Member of the Global Allocation Team within BlackRock’s Multi-Asset Strategies Group; Portfolio Manager of the portfolio since 2017; Senior Investor with BlackRock Investment Management, LLC (2005-2016); Research Analyst (2000 - 2005)

Effective January 1, 2017, the following replaces the information in the Statement of Additional Information under the section in Appendix B entitled “Portfolio Managers – BlackRock Investment Management, LLC (“BlackRock”)”:

Transamerica BlackRock Global Allocation VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dennis Stattman*	6	$56.27 billion	4	$21.21 billion	0	$0
Dan Chamby*	6	$56.27 billion	4	$21.21 billion	0	$0
Russ Koesterich*	0	$0	0	$0	0	$0
David Clayton*	0	$0	0	$0	0	$0
Kent Hogshire*	0	$0	0	$0	0	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis Stattman*	0	$0	1	$751.3 million	0	$0
Dan Chamby*	0	$0	1	$751.3 million	0	$0
Russ Koesterich*	0	$0	0	$0	0	$0
David Clayton*	0	$0	0	$0	0	$0
Kent Hogshire*	0	$0	0	$0	0	$0

*	As of December 31, 2016.

Effective January 1, 2017, the following replaces the corresponding subheading applicable to Global Allocation portfolio managers in the Statement of Additional Information under the section in Appendix B entitled “Portfolio Managers – BlackRock Investment Management, LLC (“BlackRock”) – Portfolio Manager Compensation Overview –Base Compensation”

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2016.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.

Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Generally, discretionary incentive compensation for Global Allocation portfolio managers is based on a formulaic compensation program. The team’s formulaic portfolio manager compensation program is based on team revenue with a measure of operational efficiency, and pre-tax investment performance relative to benchmark over 1 and 5-year performance periods. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are a combination of S&P 500 Index, FTSE World (Ex. US) Index, BofA Merrill Lynch Current 5-Year US Treasury Index and Citigroup Non-US Dollar World Government Bond Index.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. With the exception of Messrs. Hogshire and Koesterich, the portfolio managers of this Fund have unvested long term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Chamby, Clayton, Hogshire, Koesterich and Stattman may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Chamby, Clayton, Hogshire, Koesterich and Stattman may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Effective January 1, 2017, the following replaces the information in the Statement of Additional Information under the section in Appendix B entitled “Portfolio Managers – BlackRock Investment Management, LLC (“BlackRock”) – Ownership of Securities”:

As of December 31, 2016, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

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Investors Should Retain this Supplement for Future Reference

February 13, 2017